EXHIBIT 10.3

                         LEASE FOR OFFICE IN ARGENTINA

The original Spanish version was filed with the orginial exhibits submitted to the SEC. The digital version of the agreement will be filed by amendment. 198

The original Spanish version was filed with the orginial exhibits submitted to the SEC. The digital version of the agreement will be filed by amendment. 199

The original Spanish version was filed with the orginial exhibits submitted to the SEC. The digital version of the agreement will be filed by amendment. 200

The original Spanish version was filed with the orginial exhibits submitted to the SEC. The digital version of the agreement will be filed by amendment. 201

The original Spanish version was filed with the orginial exhibits submitted to the SEC. The digital version of the agreement will be filed by amendment. 202

The original Spanish version was filed with the orginial exhibits submitted to the SEC. The digital version of the agreement will be filed by amendment.